Exhibit 10.14

REXNORD

MANAGEMENT

INCENTIVE

COMPENSATION PLAN

(“MICP”)

REVISED: June 18, 2009

Plan Name:

Rexnord Management Incentive Compensation Plan (MICP)

Plan Objectives:

Establish a meaningful variable compensation component of an attractive pay-for-performance total cash compensation program designed to support the achievement of Outstanding Strategic, Financial and Operational Performance

Plan Term:

The Plan commences on the first day of the fiscal year and ends on the last day of the fiscal year

Plan Eligibility:

As approved by the CEO, in consultation with the Chairman of the Board.

Target Bonus Levels:

Determined based on a mix of level-of-impact toward the achievement of Company objectives, and sound pay-for-performance total cash compensation guidelines

Performance Measures:

•	Budgeted EBITDA (Earnings before interest, taxes, depreciation and amortization)

•	Debt Reduction / Divisional Cash Flow

•	Non-financial Goals & Objectives (Personal Performance Factor)

Plan Design:

Payout Determined by Formula

Year End		Individual		Financial*		Personal		Bonus Payout
Base	X	Target	X	Factor	X	Performance	=
Salary		Bonus %				Factor

*	NOTE - Financial Factor may be determined by a “mix” of more than one Organizational Financial Factor (percentage weighted – example: 80% Division + 20% Corporate)

Performance Criteria:

Individual Achievements	=	“Personal Performance Factor”

TEAM Achievements	=	“Financial Factor”

Company Financial Factor based on:

•	EBITDA*

•	Debt Reduction/Divisional Cash Flow*

*	NOTES:

•

EBITDA & Debt Reduction/Cash Flow targets will be recommended by Management, reviewed/approved by the Chairman, and then approved by the Compensation Committee of the Board of Directors of RBS Global, Inc, (the “Compensation Committee”).

•	% weighting of EBITDA and Debt Reduction/Cash Flow will normally be 50%/50% (variances from this weighting will be recommended by Management and reviewed/approved by the Chairman)

Financial Thresholds

Minimum EBITDA or Minimum Debt Reduction/Divisional Cash Flow thresholds must be achieved in order to trigger a potential bonus payment under the plan (“The Cliff”)

“Cliff”	=	80% - 90% of Target*

*	NOTES

•	Corporate will be at 90%

•	Business Units will normally be at 80% (Chairman to approve any business units at the 90% cliff)

Upper Limit	=	None (No Cap)

Performance Range:

•	See examples in Addendum A

Financial Factor Calculation Example:

EBITDA as a % of the Financial Factor calculation	=	50%
Debt Reduction as a % of the Financial Factor	=	50%
Cliff	=	90%

% of EBITDA Target Achieved	=	110%

% of Divisional Cash Flow Achieved		=	97%

Calculation:	1.25 x .50	=	.625
	.85 x .50	=	.425
Company Financial Factor		=	1.05

Personal Performance Factor

•	Based primarily on Individual Non-Financial Goals & Objectives

•	Re-enforce Cross-Functional / Business Teamwork

•	DIFFERENTIATE for Performance

•	Range

0	1.0	1.5
Unacceptable	Meets Expectations	Outstanding

•	Focus - No More Than Five Personal Objectives Which:

•	Generally Tie to Strategy Deployment Objectives

•	Are Aggressive

•	Are Measurable

•	Are Critical to Business Success

•	Setting Objectives

•	Common Format

MICP Non-Financial Goals & Objectives
PARTICIPANT INFORMATION
Name:
Title:			Fiscal Year:
Business Unit:
Supervisor
					Supervisor Evaluation
#	Non-Financial Objectives	Goals (Measures/Targets)	Results	Weight (%)	Personal Performance Factor (see scale below)	Weighted PPF
1			Associate Comments:			0

			Supervisor Comments:

2			Associate Comments:			0

			Supervisor Comments:

3			Associate Comments:			0

			Supervisor Comments:

4			Associate Comments:			0

			Supervisor Comments:

5			Associate Comments:			0

			Supervisor Comments:

	Personal Performance Factor Scale 0.0 1.0 1.5 Unacceptable Meets expectations (“Budget”) Outstanding Performance (“SOP”)			0%		0.00

GOAL & OBJECTIVES AGREED TO AT THE BEGINNING OF THE YEAR	EVALUATION OF GOALS & OBJECTIVES AT THE END OF THE YEAR

Associate Signature & Date	Associate Signature & Date

Manager Signature & Date	Manager Signature & Date

One-over-One Manager Signature & Date	One-over-One Manager Signature & Date
Following Signature the “One-Over-One Manager” should send copies of this form to the Associate’s Manager and HR (it will be HR’s responsibility to ensure that this closed-loop process is followed)	Following Signature the “One-Over-One Manager” should send copies of this form to the Associate’s Manager and HR (it will be HR’s responsibility to ensure that this closed-loop process is followed)

PLEASE NOTE: ALTHOUGH THE FORM CALLS FOR SIGNATURE FOLLOWING YEAR-END; THIS SHOULD NOT BE CONFUSED WITH THE NEED FOR VERY REGULAR/MONTHLY REVIEW BETWEEN ASSOCIATE & MANAGER THROUGHOUT THE YEAR ON PROGRESS/ COUNTERMEASURES – THE OBJECTIVE IS TO ENABLE ACHIEVEMENT OF THE HIGHEST LEVEL OF STRETCH PERFORMANCE POSSIBLE

Annual Payout Calculation Example:

Year End		Individual's		Company		Personal
Base	X	Target	X	Financial	X	Performance
Salary		Bonus%		Factor		Factor

March 31st Base Salary	=	$115,000
Individual Target Bonus % / $	=	15% / $17,250
Company Financial Factor	=	1.05
Personal Performance Factor	=	1.15

Actual Payout = $115,000 x .15 x 1.05 x 1.15 = $20,829

Miscellaneous Plan Guidelines:

•	The Plan will be administered in accordance with the following guidelines:

•	Plan Design & Continuation – to be determined by the Compensation Committee.

•	Plan Participation – to be determined by the CEO, in consultation with the Chairman.

•

Payout Calculations and Timing – the Compensation Committee shall approve the total annual payout, as well as specific payouts to the CEO and the other Named Executive Officers. The rest of the payouts shall be approved by the CEO, in consultation with the Chairman.

•

The CEO shall apply discretionary management judgment, as appropriate, in administering all other aspects of the Plan, based on specific business situations or individual considerations. The CEO may delegate the daily administration of the Plan to other managers and associates, including payments of the amounts to be issued to participants under the Plan.

•	Plan participants must be employed by the Company on the date of payment in order to qualify for payout (normally June)

•	Exceptions due to retirement, disability, or death will be at the sole discretion of the CEO, in consultation with the Chairman.

•	Promotions / Transfers

•

Where a transfer from one organizational unit to another organizational unit occurs during the Plan year, the individual will receive a pro-rated award based on time and base salary / target MICP % in the multiple assignments

•	When a promotion occurs and the associate remains in the same organizational unit, the base salary and target MICP % in effect @ year-end (3/31) will be used for the entire year

•	Partial Year participants will normally be eligible for a payment on a pro rata amount calculated at a rate of 1/12 of the annual amount for each complete calendar month

•	Each Plan Participant will receive individual written notification of the following plan details at the beginning of each fiscal year:

•	Financial Factor “Mix”

•	Applicable EBITDA and Debt Reduction/Divisional Cash Flow Targets

•	% Weighting of EBITDA & Debt Reduction/Divisional Cash Flow in calculating Financial Factor

•	Guidelines for Establishing Participant’s Annual Personal Objectives

Addendum A

(Performance Ranges by Cliff %)

•	For 90% Cliff

Performance of EBITDA & Debt Reduction / Modified Cash Target Achievement	90% of Target	100% of Target	105% of Target	110% of Target	115% of Target	120% of Target	125% of Target	130% or > of Target

Financial Factor	50%	100%	112.5%	125%	150%	175%	200%	225% and >*

**	For each additional 5% increase in the percent of Target Bonus Plan Achievement above 115%, the financial factor will increase 25%.

•	For 80% Cliff

Performance of EBITDA & Debt Reduction / Modified Cash Target Achievement	80% of Target	90% of Target	100% of Target	105% of Target	110% of Target	115% of Target	120% of Target	125% of Target	130% or > of Target

Financial Factor	40%	50%	100%	107.5%	115.5%	130.5%	145.5%	160.5%	175.5% and >*

*	For each additional 5% increase in the percent of Target Bonus Plan Achievement above 115%, the financial factor will increase 15%.

*	NOTE – Regardless of Cliff %, any business segment with financial targets that are either negative or under a million dollars will be treated outside the payout matrix above. The payout methodology will be developed and agreed upon between the Management Team and Finance and will be approved by the CEO, in consultation with the Chairman.